Tenant	MLAs	MLAs Term	Renewal	Duration BTS	Anchor Notes	Renewals	Duration Colo	Colo Notes	Renewals	Escalator	Escalator Frequency	Currency	Grace Period Tower Rent	Grace Period Property Rent	Discount for Colo	Payment Property	Payment Utility	Payment Frequency	Payment Deadline	Other Notes
TELEFONICA	BTS/COLOS	3 years	No Renewal	10 years	Lease can be cancelled after 5 years with a penalty	-	3 years	Lease can be cancelled after 5 years with a penalty	-	Inflation - IPC	Annual	COP	-	-	-	Pass Thru	Tenant	Monthly	45 days	-